UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Retirement of Chief Risk and Administration Officer, Treasurer and Secretary

On May 16, 2023, The Middleby Corporation (the “Company”) announced the retirement of Martin M. Lindsay from his position as Chief Risk and Administration Officer, Treasurer and Secretary, effective as of May 16, 2023. Mr. Lindsay is expected to remain employed with the Company as a non-officer executive through July 2023 and to subsequently serve as an advisor to the Company through the end of 2023. Mr. Lindsay did not enter into any compensatory arrangements with the Company in connection with his retirement.

Appointment of Chief Accounting Officer

Effective May 16, 2023, the Board of Directors of the Company (the “Board”) appointed Brittany Cerwin (age 39) as Chief Accounting Officer.

Ms. Cerwin has been with the Company for more than a decade in roles of increasing responsibility within the Company’s corporate accounting department. Most recently she was Corporate Controller, overseeing and directing the financial reporting functions of all of the Company’s brands and locations across its three business segments.

The Company did not enter into or materially amend any material plan, contract or arrangement with Ms. Cerwin in connection with her appointment as Chief Accounting Officer and no compensatory grants or awards were made to Ms. Cerwin in connection with such appointment. There are no arrangements or understandings between Ms. Cerwin and any other persons pursuant to which she was selected as Chief Accounting Officer. There are also no family relationships between Ms. Cerwin and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On May 16, 2023, the Company issued a press release announcing the retirement of Mr. Lindsay and the appointments of Ms. Cerwin and Matthew Fuchsen as Chief Accounting Officer and Chief Development Officer, respectively. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

Appointment of Chief Development Officer

Effective May 16, 2023, the Board appointed Matthew Fuchsen as Chief Development Officer.

On May 16, 2023, the Company issued a press release announcing the retirement of Mr. Lindsay and the appointments of Ms. Cerwin and Mr. Fuchsen as Chief Accounting Officer and Chief Development Officer, respectively. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated May 16, 2023, issued by The Middleby Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: May 19, 2023	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer